UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                      January 26, 2004 (January 23, 2004)

                               PREMIERWEST BANCORP
                              --------------------
               (Exact name of Company as specified in its charter)

           Oregon                  000-50332                 93-1282171
 -------------------------- ------------------------- -------------------------
      (State or other         (Commission File No.)      (I.R.S. Employer
      jurisdiction of                                   Identification No.)
       incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On January 23, 2004, PremierWest Bancorp, an Oregon corporation (the "Registrant"), completed its merger with Mid Valley Bank, a California chartered commercial bank ("Mid Valley") pursuant to the Agreement of Merger ("Agreement of Merger"), dated as of September 15, 2003, by and among Registrant, its wholly-owned subsidiary, PremierWest Bank an Oregon stock bank ("Bank"), and Mid Valley. Pursuant to the Agreement of Merger, Mid Valley was merged with and into the Bank.

As a result of the merger, Mid Valley shareholders received approximately $22.40 in cash, shares of the Registrant's common stock or a combination of the two. The Registrant will issue approximately 1,697,677 shares of its common stock out of its authorized but unissued shares and pay $9,811,000 in cash out of the Registrant's working capital. The aggregate purchase price for the transaction was $26,618,000, or approximately two times the book value of Mid Valley as of June 30, 2003.

None of the other parties to the Agreement of Merger is an affiliate of the Registrant, or any of the Registrant's executive officers, directors or principal shareholders. Effective as of the completion of the merger, John B. Dickerson was elected to Registrant's board of directors.

The preceding description is qualified in its entirety by reference to the Agreement of Merger and a press release, both of which are incorporated herein by reference. See Exhibits 2.1 and 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Businesses Acquired.

It is impracticable to provide the financial statements required under this Item as of the date this Current Report on Form 8-K must be filed. The required financial statements will be filed by amendment hereto as soon as practicable, but in any event not later than 60 days after the date hereof.

(b)           Pro Forma Financial Information.

It is impracticable to provide the pro forma financial information required under this Item as of the date this Current Report on Form 8-K must be filed. The required pro forma financial information will be filed by amendment hereto as soon as practicable, but in any event not later than 60 days after the date hereof.

 (c)           Exhibits

The following documents are filed as exhibits to this report on Form 8-K.

EXHIBIT      DESCRIPTION
-----------  -------------------------------------------------------------------

2.1 Agreement of Merger, dated as of September 15, 2003 by and among PremierWest Bancorp, an Oregon corporation, PremierWest Bank, an Oregon stock bank, and Mid Valley Bank, a California chartered commercial bank (incorporated herein by reference to Appendix A of the Registration Statement on Form S-4, as amended (Commission file number 333-110842), first filed by the Registrant on November 28,
             2003).

99.1         Press Release dated January 23, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     PREMIERWEST BANCORP


Date:  January 23, 2004                              By: /s/ Tom Anderson
                                                        -------------------
                                                        Tom Anderson
                                                        Chief Financial Officer



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